Research & Development Day June 26, 2025 – New York Exhibit 99.1

This presentation contains forward-looking statements. Crinetics Pharmaceuticals, Inc. (“Crinetics,” the “company,” “we,” “us,” or “our”) cautions you that all statements other than statements of historical facts contained in this presentation are forward-looking statements, including, but not limited to, statements regarding: the potential for any of our ongoing clinical trials to demonstrate safety or efficacy, plans and timing for CRN09682 trials targeting the treatment of patients with NETs, the potential expansion to further indications and complementary treatment with paltusotine; the potential clinical benefits of our TSHR antagonist, CRN12755, in patients across multiple indications, and the plans for advancement of such program, including future updates and potential studies; the potential benefits, safety and tolerability of our SST3 agonist, CRN10329, for autosomal dominant polycystic kidney disease, and the plans for advancement and growth of such program, including potential future public updates, studies, approval timeline, and expansion of treatment; development plans for our SST2 nonpeptide drug conjugates platform; development of possible new therapeutic options for neuroendocrine neoplasms; the anticipated timing of upcoming milestones of our development programs, clinical trials and registration applications of our product candidates; and the direction or trajectory of the Company’s potential future growth, and our expected plans and timing for commercialization of paltusotine and other product candidates pending regulatory approval. In some cases, you can identify forward-looking statements by terms such as “may,” “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “predict,” “forecast,” “continue,” “lead to,” “designed to,” “goal,” “target,” and similar terms or the negatives thereof. These statements speak only as of the date of this presentation, involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation: topline and initial data that we report may change following a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, and the FDA and other regulatory authorities may not agree with our interpretation of such results; the risk that interim or preclinical results of a clinical trial do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; the possibility of unfavorable new clinical data and further analyses of existing clinical data; potential delays in the commencement, enrollment and completion of clinical trials and the reporting of data therefrom; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of our clinical trials and nonclinical studies for paltusotine and our other product candidates; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect; and other risks described under the heading “Risk Factors” in documents we file from time to time with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Safe Harbor Statement

Speakers RICK GRIMES Global Product Leader, TSH DAVID C. METZ, MBBCH Professor of Medicine (retired) Neuroendocrinologist STACEY HARTE Global Product Leader, NDC SCOTT STRUTHERS, Ph.D. Founder and Chief Executive Officer STEPHEN BETZ, Ph.D. Founder and Chief Scientific Officer

Agenda INTRODUCTION Strategic Focus Discovery Overview SESSION 1 CRN12755: TSH Grave’s Hyperthyroidism, Graves’ Orbitopathy (TED) CRN10329: SST3 Autosomal Dominant Polycystic Kidney Disease (ADPKD) BREAK SESSION 2 CRN09682: SST2 + NDC Non-Peptide Drug Conjugate (NDC) Platform and CRN09682 Neuroendocrine Tumors (NETs) and Carcinoid Syndrome CLOSING Q&A

Introductory Remarks Scott Struthers, Ph.D. Founder & Chief Executive Officer IR team QC final

CRINETICS PHARMACEUTICALS | 6 IR team QC final

CRINETICS PHARMACEUTICALS | 7 IR team QC final

A Brief History of Crinetics CONFIDENTIAL 2012 2014 2013 2015 2016 2017 2018 2019 2022 2024 2025 2020 2021 2023 2011 2010 2008 Private Financed Era (Initial Pipeline Creation) Modern Era (Pipeline Advancement & Expansion) 2009 Bootstrapping Era (Technology Creation) Company Founded November Opened Laboratories Series A Venture Round Paltusotine Phase 2 Data IPO Paltusotine Acromegaly Phase 3 Readouts Paltusotine CS Phase 2 Data Atumelnant Phase 2 Data CRINETICS PHARMACEUTICALS | 8 CS: Carcinoid Syndrome Paltusotine Sep. 2025 PDUFA DATE Paltusotine Phase 1 Data Paltusotine (CRN00808) IR team QC final Atumelnant Phase 1 Data Atumelnant (CRN04894) Founding of

Crinetics is Well-Positioned to Advance Standards of Care With Endocrine Science Deep pipeline with 2 late-stage programs in 4 indications First anticipated commercial launch this year Culture dedicated to patients and science $1.3B of cash, cash equivalents & investments IP rights into 2040s World-class R&D capabilities, 4 candidates in preclinical Extensive internal endocrinology expertise CRINETICS PHARMACEUTICALS | 9 IR team QC final

Obesity Congenital Adrenal Hyperplasia Other GPCR-driven Oncology Hyperparathyroidism Pituitary Acromegaly Pituitary Endocrinology-Adjacent Graves’ Disease Polycystic Kidney Disease Neuroendocrine & Other SST2+ Tumors Exploring New Frontiers With Our Science to Expand Patient Reach Endocrinology > 100K Approximate US Patients > 1M > 10K Preclinical IND Enabling Clinical-Stage Paltusotine Atumelnant Cushing’s Disease SST targeting Carcinoid Syndrome SST2 targeting Acromegaly IR team QC final Graves’ Hyperthyroidism Graves’ Orbitopathy (TED)

Obesity Congenital Adrenal Hyperplasia Other GPCR-driven Oncology Hyperparathyroidism Pituitary Acromegaly Pituitary Endocrinology-Adjacent Endocrinology > 100K Approximate US Patients > 1M > 10K Preclinical IND Enabling Clinical-Stage Paltusotine Atumelnant Cushing’s Disease SST targeting Carcinoid Syndrome SST2 targeting Acromegaly IR team QC final Exploring New Frontiers With Our Science to Expand Patient Reach Graves’ Hyperthyroidism Graves’ Orbitopathy (TED) Polycystic Kidney Disease Neuroendocrine & Other SST2+ Tumors TODAY’S TOPICS Graves’ Disease

DISCOVERY OVERVIEW Stephen Betz, Ph.D. Founder & Chief Scientific Officer IR team QC final

Crinetics’ Target Selection Focuses on the Intersection of Endocrinology and Peptide Hormone GPCR Pharmacology Crinetics Current Indications Hauser et al, Nature Reviews, Drug Discovery 2017 The GPCR Superfamily >800 Human GPCRs Acromegaly Carcinoid Syndrome Congenital Adrenal Hyperplasia ACTH-dependent Cushing’s Syndrome (ADCS) NETs & Other SST2+ Tumors Polycystic Kidney Disease Graves’ Disease (including Graves’ Hyperthyroidism and Graves’ Orbitopathy) Hyperparathyroidism Obesity

Our Strategy: Early Derisking with Biomarker Validation from Discovery through Approval POC: Proof-of-Concept, PK: Pharmacokinetics, PROs: Patient Reported Outcomes Preclinical Models POC Phase 1 (Healthy Volunteers) Safety, POC Phase 2/3 (Patients) Safety, Disease Efficacy IR team QC final ∆Hormones PK, Safety ∆Hormones PK, Safety ∆Hormones PK, Safety PROs

Alternative signaling Our Approach: Tailor Ligands to Regulate Dynamic GPCR Behaviors to Ultimately Improve Patient Outcomes Biased receptor signaling Receptor trafficking Ligand binding kinetics conformational changes Paltusotine SST3 Agonist Atumelnant Nonpeptide Drug Conjugate (NDC) TSH Antagonist Our understanding of complex GPCR signaling pathways enables us to develop product candidates that target specific GPCR dynamic behaviors cAMP IP3 β-arrestin complex Agonist Antagonist

Despite Similarities, Every Assay Cascade Must Be Optimized for Receptor Specifics and Desired Drug Characteristics Properties Criteria Chemical Structure New IP In Vitro Pharmacology Potent and SST2-selective Bias for cAMP over internalization In Vitro ADME Profile Acceptable drug-like properties Brain Penetration Minimal Pharmacokinetics Species PK Acceptable exposures for PD / tox studies Predicted Human PK Half-life compatible for QD dosing In Vivo Efficacy Suppression of growth axis Rodent and Non-Rodent Toxicity Acceptable NOAEL Genotoxicity Negative Cardiovascular Toxicity Acceptable NOAEL Non-Rodent PK Rodent PK Rat Tox Genotox Assessment 30-300 mg Medicinal Chemistry 50 g Non-Rodent Tox Plasma Protein Binding Dog CV GHRH Challenge (rat) In Vitro CV Safety Assessment Metabolite ID SST2 cAMP and Internalization EC50 (human) CYP Inhibition/Induction hERG Microsomal Stability SST cAMP Selectivity (human) SST cAMP (mouse, rat, dog) IGF-1 Repeat Dose (rat) SST2 Agonist Assay Cascade IR team QC final

Early Leads Show the Way to Finding Clinical Class Compounds CRN00351 hSST2 EC50=0.45 nM hSST4 EC50=0.47 nM Early Lead Healthy Volunteer GHRH Challenge Every molecule Crinetics moves into the clinic is designed to exceed a high bar for selectivity, drug exposure and drug-like properties Rat GHRH Challenge Ongoing Discovery CRN00808 IR team QC final

The Ultimate Clinical Compound Is a Balance of Multiple Inputs and Evaluations Zhao J, et al. ACS Med Chem Lett. 2023;14(1):66-74. Madan A, et al. Pituitary. 2022;25(2):328-339. Madan A, Endocr Abstr. 2020;70:AEP627. hSST2 EC50 (nM) More Potent Less Potent CRN00808 (paltusotine) Synthesis Order Non-Rodent PK Rodent PK Rat Tox Genotox 30-300 mg Medicinal Chemistry 50 g Non-Rodent Safety Plasma Protein Binding Dog CV GHRH Challenge (rat) In Vitro CV Safety Assessment Metabolite ID SST2 cAMP and Internalization EC50 (human) CYP Inhibition / Induction hERG Microsomal Stability SST cAMP Selectivity (human) SST cAMP EC50 (mouse, rat, dog) IGF-1 Repeat Dose (rat) IR team QC final

Every Atom in Paltusotine (CRN00808) Was Optimized For Pharmacologic and Pharmaceutical Properties Zhao et al. (2022) ACS Medicinal Chemistry Letters, https://pubs.acs.org/doi/full/10.1021/acsmedchemlett.2c00431 2-OH, 3-CN combo Removes hERG activity Synergistic SST2 potency -F, -Cl increase hERG activity 5-pos SST2 activity increase Poorer SST selectivity Increased hERG activity 6-pos SST2, SST3, and SST4 activity increase Typically lowers metabolic stability Quinoline core N improves SST2 potency Good synthetic accessibility Overall acceptable bioavailability Overall acceptable stability “Top” Diamine Defines SST2 selectivity Symmetry reduces chirality and conformational issues 3,5 substitution Most potent and selective for SST2 -OCH3, -CH3 increases CYP and hERG activities Difluoro = optimal drug-like properties 7-pos Substitution lowers SST2 potency IR team QC final

License CRN01941 Pivot to CRN04894 Discovery Is (Almost) Never a One-and-Done Process Backup Molecules Provide Insurance and Opportunity CRN00808 CRN01941 hSST2 EC50 (nM) Synthesis Order SST2 Agonist Initial Candidate CRN04599 ACTH Antagonist IR team QC final

Patients Play a Fundamental Role in Discovery and Development Patient engagement is in our DNA, with nearly two decades of relationship building that began well before our work in the clinic We engage in patient advocacy starting in the Discovery phase Feedback on patient journey is incorporated into overall strategy and trial designs Early input optimizes enrollment and positions candidates for success to address unmet need Awareness initiatives build network, develop insights, and support communities Acromegaly Awareness Day November 1, 2019 IR team QC final

TSHR Antagonist Rick Grimes Global Product Leader, TSH Graves’ disease: Graves’ Hyperthyroidism Graves’ Orbitopathy (Thyroid Eye Disease, TED)

Graves’ Orbitopathy (TED) Graves’ Hyperthyroidism and Orbitopathy (TED) Have Significant Negative Effects on Patients Significant Impact on Patients Emotional, mental and physical fatigue Anxiety Difficulty concentrating due to “brain fog” Reduced performance on daily living and work activities Graves’ disease is one of the most common endocrine diseases, affecting ~3 million individuals in the U.S. 1 Symptoms include irritability, tremor, fatigue, weight loss, dyspnea and heat intolerance Major complications include atrial fibrillation, heart failure and thyroid storm Significant Impact on Patients Significant physical discomfort including ocular pain, double vision and proptosis Can lead to psychosocial distress, such as anxiety and depression Difficulty with daily tasks such as driving, reading and social interactions ~500,000 prevalent patients in the U.S.2 Causes inflammation and damage to the tissues around the eye, including muscles, fatty tissue, and connective tissue Typically follows a biphasic course: active inflammatory phase (1-3 years) followed by a chronic, fibrotic phase Can lead to vision loss and blindness Lee et al. 2023 Bartalena et al. 2020 Graves’ Hyperthyroidism Healthy Eye TED Eye

Graves' Hyperthyroidism: Standard of Care Has Been Stagnant for Decades and Has Significant Limitations

ATDs have become the highly preferred 1L treatment in the US (~90%) due to risks associated with ablative therapies

Antithyroid Drugs (ATDs)

MOA

- Inhibits thyroid hormone synthesis in the thyroid gland

Limitations

- **Does not prevent or treat Graves' Orbitopathy**
  - 30-50% of Graves' patients develop TED[1]
  - Typically develop TED within 18 months of onset of Graves' Hyperthyroidism
- Potential for **serious side effects** including **liver injury (~3%)[2] and agranulocytosis (~0.3%)[3]**
- Other adverse effects including Itching, rash, hives, arthralgias, arthritis, fever, abnormal taste sensation, nausea, or vomiting in up to 13% of patients[2]

Ablative Therapy

MOA

- Ablation of thyroid function, either with
  - **Radioactive iodine (RAI),** which destroys the thyroid cells
  - **Thyroidectomy** (surgical thyroid removal)

Limitations

- **Permanent hypothyroidism** and **lifelong thyroid hormone replacement** therapy
- Thyroidectomy **risks parathyroid gland and laryngeal nerve damage**
- RAI has **risk of radiation thyroiditis** or **secondary malignancies**
- RAI has **increased risk of incidence or exacerbation of TED**

1. Chin et al. 2020
2. Sundaresh et al. 2013
3. Wanabe et al. 2012

CRINETICS PHARMACEUTICALS | 24

Graves’ Orbitopathy (TED): Anti-IGF-1R Has Changed the Treatment Paradigm but There is a Need for a Safer Therapy Douglas et al. 2020 Couch 2022 Kahaly et al. 2021 Inhibition of IGF-1R improves proptosis associated with TED Teprotumumab reduces proptosis with up to 80% response1 but many experience relapse (>30%)2 Risks of therapy include: On target risk of hearing impairment (10-20%)3,4 and hyperglycemia (10%)3,5 Other safety risks including muscle spasms (32%), alopecia (15%), nausea (12%) and fatigue (10%)6 Requires burdensome IV dosing in an infusion center Not suitable for all patients – precautions for those with inflammatory bowel disease, diabetes and pre-existing hearing conditions Teprotumumab (anti-IGF-1R mAb) Douglas et al. 2023 Smith et al. 2024 Teprotumumab FDA briefing document Dec. 13, 2019

The Core Driver of Both Graves’ Hyperthyroidism and Orbitopathy (TED) is Over-Stimulation of TSHR by TSHR Stimulating Auto-Antibodies (TSAbs) CRINETICS PHARMACEUTICALS | 26 Graves’ Disease has two major manifestations: Hyperthyroidism Orbitopathy (also known as Thyroid Eye Disease or TED) TSHR – Thyroid Stimulating Hormone Receptor

TSHR Antagonism: A Targeted, Novel Mechanism to Treat Both Major Manifestations of Graves’ Disease CRINETICS PHARMACEUTICALS | 27

Crinetics Has Developed Potent and Selective Small Molecule, TSH Receptor Antagonists CRNX TSHR Antagonists Structurally diverse Potent and selective for TSHR Good ADME properties CRN12755 (leading development candidate) Predicted human PK to support QD dosing Efficacious in Graves’ Hyperthyroidism rat model Inhibits TSAb stimulation in human Graves’ patient orbital fibroblasts IND-enabling safety studies in progress CRN12755 Is Potent Functional Antagonist of Human TSHR

Graves’ Hyperthyroidism: CRN12755, a TSHR Antagonist, Reduced Thyroid Hormone Levels in a Stimulated Rat Hyperthyroidism Model M22: TSAb derived from Graves’ patient RAT HYPERTHYROIDISM MODEL Oral administration of CRN12755 dose dependently reduced TSAb (M22) stimulated thyroid hormone (T4) levels

Graves’ Orbitopathy (TED): CRN12755 Suppressed TSAb-Stimulated Hyaluronic Acid Production in TED Patient-Derived GOFs Graves’ orbital fibroblasts (GOFs) are obtained from TED patients undergoing orbital decompression surgery and differentiated into orbital adipocytes Hyaluronic Acid TSHR IGF1R Orbital Fibroblast Hyaluronic acid attracts and binds to water, increasing the volume of orbital tissue Dose Response Demonstrated in Model with M22 Antibody Stimulation TSAb Fowler, M. (2025)

Graves’ Orbitopathy (TED): CRN12755 Suppressed TSAb-Stimulated Production of IL-6 in TED Patient-Derived Orbital Adipocytes Murdock et al, Frontiers in Ophthalmology, 2025 Graves Orbital Fibroblasts (GOFs) from TED patients are differentiated into orbital adipocytes and stimulated with TSAbs TSHR IGF1R Orbital Fibroblast TSAb IL-6 Increase TRAb production Fowler, M. (2025) Increase proliferation, differentiation, and adipogenesis Increase cytokine production and inflammation

TSHR Antagonist: Has Potential to Be a Single, Oral Therapy to Treat Graves’ Hyperthyroidism and Treat/Prevent Orbitopathy (TED) Graves’ Orbitopathy (TED) Prevent Orbitopathy Graves’ Hyperthyroidism Oral, once daily Rapid control of hyperthyroidism and symptoms Simultaneous treatment and prevention of orbitopathy No risks associated with ATDs Thyroid preservation Oral, once daily Equivalent or better efficacy than approved IGF-1R mAb Improved safety No hearing impairment or hyperglycemia Enabling a more durable treatment Product Vision

A TSHR Antagonist Has Potential Advantages Over Emerging New Therapies


TSHR antagonist
TSAbs
TSHR
Extracellular
Intracellular

TSHR Antagonist Product Vision
A single, oral therapy to treat Graves' Hyperthyroidism and treat/prevent Graves' Orbitopathy

TSHR Antagonist Potential Attributes
- Oral, once daily
- Rapid control of hyperthyroidism with thyroid preservation
- Simultaneous treatment and prevention of orbitopathy
- No adverse effects of ATDs or anti-IGF-1R and no non-specific immunomodulation

2nd Generation IGF-1R Inhibitors (SC or oral)
- Treat TED only
- Early data suggest subcutaneous are more efficacious than oral
- On-target side effects remain a concern (full data still pending)

Anti-FcRn mAbs & Small Molecule Bispecific Degraders
- Reduce levels of TSAbs by promoting degradation
- Broad IgG degradation, not TSAb specific
- May require large reductions in IgG (>70%)
- High dose, once weekly subcutaneous injections

ROA: route of administration.

CRINETICS PHARMACEUTICALS | 33

Large Patient Population in the US in Both Graves' Hyperthyroidism and Orbitopathy (TED) with High Unmet Need

GRAVES' HYPERTHYROIDISM

>3M prevalent patients[1] *

Up to ~1.2M with active Graves' hyperthyroidism[2]

Addressable patient population

up to ~170k incident[3]

GRAVES' ORBITOPATHY (TED)

~500,000 prevalent patients[4] *

~30k incident[4,5]

~325k Mild (55-75%)	**~150k Moderate-to-severe** (20-40%)[6,7]	**~25k Sight-threatening** (<10%)

Addressable patient population

~9k moderate to severe incident

*Theoretical prevalence

1. Lee et al. 2023
2. Hallowell et al. 2002
3. Smith et al. 2016
4. Bartalena et al. 2020
5. Bartley et al. 1994
6. Dosiou et al. 2021
7. Muralidhar et al. 2020

CRINETICS PHARMACEUTICALS | 34

Next Steps for the TSH Antagonist Program ENDO 2025: Poster Presentation IND Submission Phase 1 Healthy Volunteer Study IND: Investigational New Drug; POC: proof of concept. Early Proof-of-Concept in Phase 1 with Thyroid Biomarkers (TSH, T3, and T4)

SST3 Agonist Stephen Betz, Ph.D. Founder & Chief Scientific Officer Autosomal Dominant Polycystic Kidney Disease (ADPKD) IR team QC final

Autosomal Dominant Polycystic Kidney Disease (ADPKD) is a Genetic Disease That Significantly Impacts Quality of Life Tolvaptan (current standard-of-care) only used by <10% of patients: Modest efficacy Boxed Warning: Acute liver injury Key adverse effects (mechanism-dependent): Increased frequency of urination Thirst Dehydration Willey C et al. Kidney Disease 2019; Sim et al. 2021 Most common inherited kidney disorder (~145K diagnosed patients in the US) Abnormal primary cilia function triggers cystogenesis, fluid-filled cysts that gradually enlarge Normal Hyperfiltration Impairment Failure Leads to kidney failure and dysfunction 50% of patients develop end stage kidney disease (ESKD), requiring dialysis or kidney transplant IR team QC final

ADPKD is a Disease of Disrupted Ca2+ and cAMP Ciliary Signaling AQP2 Channel SST3 Receptor SST3 Receptor PC1/PC2 Adenylyl Cyclase Cystogenesis genes AQP2 Channel SST3 Receptor SST3 Receptor PC1/PC2 Adenylyl Cyclase Cystogenesis genes X PKD1 enables ciliary Ca2+ influx Inhibits adenylyl cyclase and reduces cAMP Healthy Human Kidney ADPKD Patient Kidney Low ciliary cAMP levels  No cystogenic signal Calcium unable to enter cell to reduce cAMP High ciliary cAMP levels  Cystogenic genes induced Hypothesis: Reducing ciliary cAMP levels is a novel approach for reducing cystogenesis IR team QC final cAMP cAMP

Tolvaptan Improves Kidney Function in ADPKD, but Causes Increased Urination and Hypernatremia H2O H2O Decreases insertion of AQP2 Decreased urine osmolality Increased water excretion Increased serum sodium (hypernatremia) Reduces adenylyl cyclase activity, decreasing expression of cystogenesis genes Decreased cystogenesis Reduced kidney function decline Risks Benefit ↑ insertion of AQP2 Tolvaptan X Cystogenesis genes X X Collecting duct lumen Blood vessel lumen Collecting duct epithelial cells AQP2 Channel V2 Receptor SST3 Receptor SST3 Receptor PC1/PC2 Adenylyl Cyclase Adenylyl Cyclase IR team QC final AQP2: aquaporin-2

  H2O H2O ↑ insertion of AQP2 Collecting duct lumen Blood vessel lumen Collecting duct epithelial cells SST3 is expressed in cysts emerging from both proximal tubules and collecting ducts Tolvaptan acts only on cysts originating from collecting duct SST3 agonist should impact expansion of cysts originating from tubules and collecting duct Cy: cyst lumen Cy Cy Activation of SST3 localized in cilia and apical membrane of cyst-lining cells decreases cAMP and cystogenesis Cystogenesis genes X AQP2 Channel V2 Receptor SST3 Receptor SST3 Receptor PC1/PC2 Adenylyl Cyclase Adenylyl Cyclase IR team QC final

Waning efficacy: SST2 agonists have shown some efficacy in ADPKD trials Hyperglycemia with SST5 activation Consistent expression in healthy and ADPKD kidneys SST3 Agonism Represents an Effective Somatostatin-Targeted Strategy in ADPKD Lancet 2013; 382: 1485–95; PLoS Med 16(4): e1002777; JAMA, 2018; 320 (19) Hepatology 2013; 58(1), 409-421 SST3 is highly and consistently expressed in cyst-lining cells in ADPKD Cy Cy Cy Cy Cy Cy Cy: cyst lumen Mouse Human Control (n=5) Pkd2WS25 (n=6) Healthy human (n=5) ADPKD (n=4) SST2 SST3 SST5 IR team QC final

Crinetics Has Developed Potent and Selective SST3 Small Molecule Agonists CRNX SST3 Agonists Structurally diverse Potent and selective at hSST3 Good ADME properties CRN10329 (Leading Development Candidate) Predicted human PK supports QD dosing Efficacious in ADPKD mouse model IND-enabling safety studies ongoing Paltusotine CRN10329 LOY-003 IR team QC final

Aggressive Conditional PKD1-KO Mouse Model of ADPKD Allows for Rapid Compound Evaluation DBA - Collecting Ducts (CDs) LTL - Proximal Tubules (PTs) Cortex Medulla Cortex Medulla DBA: dolichos biflorus agglutinin LTL: lotus tetragonolobus lectin Cysts derive from collecting ducts in medulla and from proximal tubules in cortex Localization and segment identity of renal cysts in ADPKD mouse model Kidney Weight Cystic Index WT CreERT2-; Pkd1fl/fl ADPKD CreERT2+; Pkd1fl/fl CRINETICS PHARMACEUTICALS | 43 IR team QC final

A Multi-level Approach to Characterize Efficacy in ADPKD Mouse Model Tissue Cellular Molecular Organ Cyst size Proliferation markers RNA pathway profile Kidney Weight Level Biomarker Biomarkers used to interrogate efficacy of advanced SST3 agonists miRNA: microRNA IR team QC final miRNA Gene Regulation

Exposure to CRN10329 Inhibits Cyst Growth and Decreases Proliferation in an Aggressive Mouse Model of ADPKD Cyst Cyst CRN10329 concentration H&E CRN10329 Merge Proximal tubules Collecting ducts Kidney Weight Cystic Index Decreased Cellular Proliferation Decreased Total cells Proliferating cells IR team QC final LKW: left kidney weight; BW: body weight.

CRN10329 Treatment CRN10329 Corrects Aberrant Expression of Renal Tubular Injury Markers LTBP1 KO reduces cystogenesis Kidney Int. 2014 Apr;85(4):845-54; Am J Physiol Renal Physiol. 2018 Dec 1;315(6):F1695-F1707; Nephrol Dial Transplant (2012) 27: 2702–2711; Ren Fail. 2020; 42(1): 1166–1172; Int J Oncol. 2016 Mar;48(3):1155-64 miR30a Periostin Cell Proliferation Cyst Growth PKD1 KO Periostin Periostin miR30a IR team QC final

CRN10329 has the Potential to be Standard of Care for ADPKD TPP Comparison Tolvaptan V2R antagonist Current SOC miRNA 17 inhibitor Ph2/3 CRN10329 SST3 agonist Preclinical Target Indication ADPKD at risk of rapid progression ADPKD at risk of moderate to very rapid progression, ADPKD at any risk of progression Efficacy ~50% reduction in total kidney volume (TKV) growth, only in first year of treatment Potential for impact on TKV to be more effective than tolvaptan Potential for impact on TKV to be more effective than tolvaptan ~33% reduction in eGFR decline Potential for impact on eGFR to be more effective than tolvaptan Potential for impact on eGFR to be more effective than tolvaptan SAFETY Tolerability/Safety Black Box Warning: Requires continual liver monitoring Hypernatremia, dehydration and hypovolemia, polyuria and nocturia significantly impact patients’ lives Mild to moderate AEs including injection site reaction, headache, and sinus infection Expected to be well tolerated DOSING Dosing Oral BID, requires titration SC, Q2W, no expected titration Oral, QD, no titration expected QD: Once daily BID: Twice daily Q2W: Once every two weeks SC: Subcutaneous IR team QC final

1. Provide a new, superior SOC: Establish efficacy, improve safety/tolerability, first approval in ADPKD at high risk of rapid progression (Stage 2-3A) 2. Accelerated approval based on Phase 2 endpoint (TKV): Efficient clinical development plan to enable accelerated approval based on TKV endpoint 3. Expand to earlier, younger patients with superior safety / tolerability: Lifelong protection of kidney function to stop or delay renal function impairment (Stage 1) 4. Expand to more advanced patients (superior efficacy): The first treatment to stop or delay progression to ESRD (Stages 3B-4) 5. Exploit combination potential: Evaluate emerging preclinical and clinical data to identify potential additive or synergistic combination therapies 6. Indication expansion: Explore in polycystic liver disease (PLD) and non-functioning pituitary adenomas (NFPAs) SST3 Agonist: First-In-Class Novel Therapy for the Majority of ADPKD Patients and Beyond Vision Product Vision To be the first-in-class, oral, once-daily, SST3 agonist that provides long-term kidney function protection, improves the quality of life, and becomes the standard of care for people living with ADPKD Strategies IR team QC final

Next Steps for the SST3 Agonist Program IND Enabling Studies and Activities IND Clearance Phase 1 Healthy Volunteer Study IR team QC final

NonPeptide Drug Conjugates (NDC) Platform Stephen Betz, Ph.D. Founder & Chief Scientific Officer IR team QC final

Crinetics’ Unique SST2-NDC Approach Integrates Two Validated Strategies in Oncology MMAE is a well-established, effective, and easily sourced anti-tumor payload 64Cu-dotatate PET scan of a patient with intestinal NET and multiple metastases Pauwels (2018) Am J Nuc Med 8, 311-331 SST2 is a well-established target for imaging and PRRT MMAE CRINETICS PHARMACEUTICALS | 51 Broad Indication Potential Brain Lung Meningioma Liver GI Tract Breast Head & Neck Skin PET: positron emission tomography, NET: neuroendocrine tumor, PRRT: peptide receptor radionuclide therapy IR team QC final

NDCs Are Designed to Selectively Target and Deliver Cytotoxic Payloads to Cells of Interest MMAE: monomethyl auristatin E; tubulin inactivator; PROTAC: proteolysis-targeting chimeras; PK: pharmacokinetics; ADME: absorption, distribution, metabolism, excretion. Stable in plasma Cleaved intracellularly High affinity and selectivity Optimized internalization Low molecular weight Traditional chemical synthesis Designed for substitution with other GPCR-targeting small molecules Differentiation vs. Current Modalities Limited number of cycles Radionuclide supply Treatment logistics Radiation safety Long half-life Poor tumor penetration Unspecific uptake Radioligand Therapies Antibody-Drug Conjugates Not tumor specific Unfavorable PK/ADME Narrow therapeutic index Anticancer Agents (Chemotherapies) Payload Applicability across multiple endocrinology and endocrine-adjacent therapeutic areas including oncology and immunology Linker Ligand Non-cytotoxic when linked Highly potent when free Interchangeable payload for future development IR team QC final

CRN09682 is the First of Many Potential NDCs from this Platform SST2 Agonist MMAE Known to kill cells of interest Not toxic when conjugated Long in-tumor stability Stable in plasma Rapidly and specifically cleaved when internalized Does not interfere with pharmacology Potent SST2 agonist Selective for SST2 Optimized for internalization Stable in plasma Each Component is Optimized Linker IR team QC final

Next Gen NDC Opportunities Wide array of specifically tailored molecules for areas of high unmet needs New Payloads New Targets Next Steps for the Crinetics NDC Platform: Leverage Tailoring of Components for Specific Patient Needs Novel payloads Multiple payloads per molecule Complementary with current therapies Other GPCRs in endocrinology and oncology Tailored half life Optimal tissue distribution IR team QC final

NENs Neuroendocrine Neoplasms DAVID C. METZ, MBBCH Professor of Medicine (retired) Neuroendocrinologist

Neuroendocrine Neoplasms (NENs): Rare Tumors Arising from Neuroendocrine Cells Throughout the Body

- NENs originate in wide range of organs
- **SST2 expressed on ~80%** of tumors[1]
- Spectrum of disease from **well-differentiated**, indolent neuroendocrine tumors **(NETs)** to **poorly-differentiated**, highly aggressive neuroendocrine carcinomas **(NECs)**, including small-cell lung cancer (SCLC)
- Often present at advanced, incurable stage with **>50% metastatic** typically to liver[2]
- Clinically, **nonfunctional or functional** based on symptoms of hormone hypersecretion (e.g. **carcinoid syndrome**)

Gastrointestinal (GI) NETs
(also referred to as carcinoid tumors)

Foregut
- Lungs
- Stomach
- First part of duodenum

Midgut
- Second part of duodenum
- Jejunum
- Ileum
- Right Colon

Hindgut
- Transverse, left, sigmoid colon
- Rectum



Pancreatic NETs
(functional/non-functional)

Most common primary sites:

Extra-pulmonary
- Pancreas
- GI tract
- Lungs

Extra-pancreatic (GI tract, Lungs)

1. Baldelli R. et al. Somatostatin analogs therapy in gastroenteropancreatic neuroendocrine tumors: current aspects and new perspectives. doi: 10.3389/fendo.2014.00007; 2. Singh S et al. Patient reported burden of NET diagnosis: results from the first global survey of patients with NETs. J Glob Oncol. 2016; 2:43-53.

CRINETICS PHARMACEUTICALS | 56

Incidence of Neuroendocrine Tumors is Increasing Over Time Dasari A, et al. Trends in the Incidence, Prevalence, and Survival Outcomes in Patients With Neuroendocrine Tumors in the United States. JAMA Oncol. 2017;3:1335-1342. NETs Incidence has Increased Faster than Other Malignancies The Increase Affects All Grades and Stages

Well-differentiated NENs are Rare, Heterogenous and Treated Based on the Tumor Grade & Differentiation Grade 1 (Ki67 <3%) Grade 2 (Ki67 3-20%) Grade 3 (Ki67 >20%) High Grade (small/large-cell) Neuroendocrine Tumors (NETs) Neuroendocrine Carcinomas (NECs) Poorly-differentiated Tumor Aggressiveness SST2 Expression More Frequent/Common Less Frequent/Common Better Outcomes Poorer Outcomes Klimstra DS, et al. Digestive System Tumours. In: WHO Classification of Tumours. 5th edition. Vol 1. IARC, Lyon, 2019.

NEN Treatment Algorithm is Complex

There is no consensus on order of treatments for advanced metastatic disease

Major Outcome Predictors*:

- Stage (extent of disease)
- Grade and differentiation
- Primary tumor site
- Patient age (<50 yo vs. ≥50 yo)



Diagnosed with NET/NEC **
Locoregional/ Resectable
Metastatic/Unresectable
Poorly-Differentiated
Well-Differentiated
Asymptomatic or Stable Disease
Progressive and/or Symptomatic
Systemic Treatment
Liver-Directed Therapy
Pancreatic NET
Ex-Pancreatic NET
Surgery
Chemotherapy
I/O Therapy
Observe
SRL
SRL
PRRT
Kinase / mTOR Inhibitors
Chemotherapy

Treatments represent most commonly used but do not reflect full spectrum of available options.

Kinase / mTOR inhibitors include Cabozantinib, Everolimus, Sunitinib. Chemotherapies include CAPTEM, Folfox/iri/nox, platinum/etoposide, Lurbinectedin, I/O: Immunotherapies

* *Borbath I. The ENET registry: A tool to assess the prognosis of NENs. EJ Cancer 2022;168:80*

** Figure adapted from: Kunz P, J Clin Oncol 33:1855-1863, 2015 & Mohamed A, ERC (2024)31 e240025; Weaver JMJ, Cancers (2023)15, 4951; McGarrah PW, Pancreas (2020)49, 529; Chan J, NEJM. 2025;392:653-665; Lee L. Expert Opin Pharmacother. 2018 May 24;19(8):909–928; Strosberg J N Engl J Med 2017;376:125-135. , Horn L. N Engl J Med 2018;379:2220-9. Mountzios G. DOI: 10.1056/NEJMoa2502099. June 2, 2025. SRL = Somatostatin Receptor Ligand

CRINETICS PHARMACEUTICALS | 59

Kills tumor cells rapidly and effectively Improves efficacy for higher grade disease Addresses PRRT intolerance and cycle limitations Provides better benefit/risk profile after SRL use Improves quality of life and survival Cytotoxic Chemotherapy Peptide Receptor Radionuclide Therapy (PRRT) Somatostatin Receptor Ligand (SRL) Kinase / mTOR Inhibitors CRINETICS PHARMACEUTICALS | 60 Neuroendocrine Neoplasms (NENs) are Incurable When Metastatic, Regardless of Grade Some Tumor Regression Moderately Well-Tolerated Longest DOR Some Tumor Regression Moderate Side Effects Variable DOR Good Tumor Regression Moderate/ Severe Side Effects Variable DOR Tumor Stability Well-Tolerated Variable DOR A significant opportunity exists for a new therapy that…. Expected Treatment Outcomes Treatments represent most commonly used, but do not reflect full spectrum of available options DOR: duration of response crn09682 Stacey Harte Global Product Leader, CRN09682 SST2+ Cancers: Neuroendocrine Tumors and Beyond

CRN09682 is a First-in-Class Therapy Designed to Selectively Target and Deliver MMAE to SST2-Expressing Tumor Cells MMAE: monomethyl auristatin E, tubulin inactivator; NDC: non-peptide drug conjugate; SST2: somatostatin receptor 2 IR team QC final

CRN09682 was Purposefully Designed to be Selective for and Internalized by SST2 SST2 Internalization Endosomal trafficking assay Potency and Selectivity cAMP production assay SS14 is native somatostatin, peptide hormone agonist of SST2 CRINETICS PHARMACEUTICALS | 63 Assays performed in SST-expressing CHO cells >400-fold IR team QC final

Free MMAE CRN09682 Selectively Delivered MMAE into SST2+ Tumors with Minimal Systemic Exposure to Free MMAE Intact CRN09682 CDX: cell derived xenograft; SCLC: small cell lung cancer, MMAE: monomethyl auristatin E. Tumor PK in Nude Mice Bearing SCLC SST2-Expressing NCI-H524 Tumors Single IV dose of CRN09682 0.3 mg/kg administered to CDX mice CRINETICS PHARMACEUTICALS | 64 Intact CRN09682 Free MMAE IR team QC final

CRN09682 Inhibited Tumor Growth in Two SCLC SST2 Expressing CDX Mouse Models in a Dose-Dependent Manner CRN09682 Efficacy Study in NCI-H69 Tumor Model CRN09682 demonstrated anti-tumor activity in both models and induced tumor regression in NCI-H69 model CRN09682 had no effect on BW in NCI-H524 and induced minimal BW loss at 3 mg/kg in NCI-H69 model CRN10976 is an analog NDC with no SST2 agonist activity CRN09682 Efficacy Study in NCI-H524 Tumor Model BW: body weight; CDX: cell derived xenograft QW: every week; SCLC: small cell lung cancer; SST2: somatostatin receptor 2 IR team QC final Dosing QWx4 wks in both studies.

CRN09682 Induced Rapid Tumor Regression in SCLC CDX Mice Bearing Large Tumors CRN09682 Efficacy Study & Body Weights in NCI-H524 Tumor Model BW: body weight; CDX: cell derived xenograft;; SCLC: small cell lung cancer; SST2: somatostatin receptor 2 CRN09682 demonstrated anti-tumor activity and induced tumor regression at 1 and 3 mg/kg Complete regression observed in 3/10 mice at 1 mg/kg and 7/10 mice at 3 mg/kg CRN09682 had no effect on BW loss in NCI-H524 model Tumor Volume Body Weight IR team QC final Dosing QWx4 wks.

CRN09682 Phase 1/2 Study Key Endpoints Safety & tolerability of CRN09682 Define DLT/MTD and select Expansion Dose PK of CRN09682 and MMAE DLT: Dose limiting toxicity; DOR: duration of response; MTD: Maximum tolerated dose; MMAE: monomethyl auristatin E; NEC: Neuroendocrine carcinoma; NET: Neuroendocrine tumor; ORR: objective response rate; PFS: progression free survival; PK: pharmacokinetics; Q3W: every 3 weeks; SCLC: small cell lung cancer); SSTR: somatostatin receptor; WD: well-differentiated Efficacy Endpoints Measure preliminary anti-tumor activity of CRN09682: ORR, DOR, PFS by RECIST v1.1 Key Eligibility Criteria:  Metastatic or locally advanced inoperable NETs, NECs or other solid tumors Tumor progression on or after last line of therapy Positive SSTR expression by FDA approved SSTR PET/CT No carcinoid syndrome Ph 1: Dose Escalation Ph 2: Dose Expansion* Cohort 1: Pancreatic NET Well-differentiated Cohort 3: NEC Poorly Differentiated (includes SCLC) Cohort 2: ex-Pancreatic NET Well-differentiated Recommended Expansion Dose Dose Level 1 Q3W Cohort 4: Other Solid Tumors (e.g. Breast, Head-Neck) Dose Level 2 Dose Level 3 Dose Level 4 MTD FDA cleared starting dose Bayesian Optimal Interval design, n=3-6/cohort n=approximately 25/cohort *representative of potential cohorts IR team QC final

Expanding CRN09682 Opportunity into a Broad Set of Indications by Targeting SST2+ Tumors CRINETICS PHARMACEUTICALS | 68 Glioblastoma2 (89-100%) ES Small Cell Lung Cancer8 (48-83%) Meningioma6 (92%) Hepatocellular Carcinoma4 (38% (IHC)) GEP-NEC1 (38%) ER+/HER2- Metastatic Breast7 (30%) Head & Neck Squamous Cell Carcinoma (inc. NPC)3 (97-100%) Metastatic Melanoma5 (45-61%) * SST2 expression measured by SST2 Dotatate unless noted. ER+: estrogen positive; ES: extensive stage; GEP: Gastroenteropancreatic; IHC: immunohistochemistry; NPC: nasopharyngeal carcinoma NEC: neuroendocrine carcinoma; SST2: somatostatin receptor 2 (Approximate Percent of Tumors Expressing SST2) Sources in notes. IR team QC final

Together, they may offer additional benefit through co-administration, potentially broadening therapeutic impact. Paltusotine and CRN09682 Have the Potential to be Distinct, Complementary Treatment Options for NETs Patients Anti-Tumor Response CRN09682 Progressive Disease Carcinoid Syndrome/Functional Tumors Paltusotine Triggers rapid cell death leading to tumor regression Disease Control Provides rapid and consistent symptom control Crinetics’ Strategy Unlocks the Full Potential to Treat the Broadest Set of NETs Patients IR team QC final Paltusotine is an investigational compound.

Availability of Additional Treatment Options May Expand the Limited Pharmacotherapy Use in NENs ADDRESSABLE CS/NEN PATIENT POPULATION (US, 2024) 10-year prevalence of NENs based on 2024 SEER estimation^ (publication pending) ~208K Diagnosed / Seeking Care ^Source: SEER 17 & SEER 8 (Surveillance, Epidemiology, and End Results) Health Advances analysis, data on file. CRINETICS PHARMACEUTICALS | 70 * Segment refers to patients receiving pharmacotherapy including SRLs or antitumor agents. Includes combination use; sum of SRL treated patients and antitumor treated patients may be greater than the total treated population since they are not mutually exclusive. ~157-180K Not Undergoing Medical Management ~28-51K Undergoing Medical Management* ~18-34K SRL Treatment ~11-21K Antitumor Agent Pharmacologically treated population for symptom and/or tumor control* Patients with localized tumors removed by surgery “Watch and wait” patients with low grade or non-functional NETs Initial opportunity for paltusotine and CRN09682 NEN/Ts: neuroendocrine neoplasms/tumors; SRL: somatostatin receptor ligand IR team QC final

Next Steps for the CRN09682 Program and NDC Platform Enrolling Patients in Phase 1/2 Study Exploring Additional Tumor Types with CRN09682 Beyond NETs Data from Dose Escalation Portion of Phase 1/2 Study Expansion of Crinetics NDC Discovery Pipeline IR team QC final

Closing Remarks Scott Struthers, Ph.D. Founder & Chief Executive Officer

Continued Value Creation with Deep Pipeline of Transformative Drug Candidates

Program	Indication (development stage bar: Discovery → IND-Enabling → Phase 1 → Phase 2 → Phase 3 → Registrational)	Upcoming Milestones
Paltusotine (SST2 agonist)	Acromegaly (US)	PDUFA Date (September 2025)
	Acromegaly (EU)	CHMP Opinion (1H 2026)
	Carcinoid syndrome	Phase 3 (2H 2025)
Atumelnant (ACTH antagonist)	Congenital adrenal hyperplasia (adult)	Phase 3 in Adult (2H 2025)
	Congenital adrenal hyperplasia (pediatric)	Phase 2/3 in Pediatric (2H 2025)
	ACTH-dependent Cushing's syndrome	Phase 2/3 (2H 2025)
CRN09682 Nonpeptide drug conjugate	NETs and SST2-expressing solid tumors	Phase 1/2
TSH antagonist	Graves' disease & TED	IND
SST3 agonist	ADPKD	IND
PTH antagonist	Hyperparathyroidism	IND
Oral GLP-1 nonpeptide	Obesity	Candidate Selection
Oral GIP nonpeptide	Obesity	Candidate Selection

Partners:

SANWA KAGAKU KENKYUSHO CO., LTD. — Japan Development and Commercialization Partner for Paltusotine

Radionetics Oncology — Licensee of targeted, nonpeptide radiopharmaceuticals loyal — Licensee of CRN01941 for veterinary use

SST: somatostatin receptor type; ACTH: adrenocorticotropic hormone; NETs: Neuroendocrine tumors; TSH: thyroid-stimulating hormone; TED: thyroid eye disease; ADPKD: Autosomal dominant polycystic kidney disease; PTH: parathyroid hormone; GLP-1: glucagon-like peptide-1 receptor agonists; GIP: gastric inhibitory polypeptide; IND: Investigational New Drug Application; PDUFA: Prescription Drug User Fee Act; CHMP: Committee for Medicinal Products for Human Use

CRINETICS PHARMACEUTICALS | 73

Crinetics of Tomorrow: A Premier, Endocrine-Focused Global Biopharmaceutical Company Sales Funded Growth Pipeline Expansion World Class R&D Strong Balance Sheet Multiple Pipeline Readouts Potential International Launches 2026 & Beyond Commercial Build Potential US Launch 2025

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